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                                                                    Exhibit 10.9


                    WILLIAMSJOONGEUN PARK - CVBER-CARE, INC.
                              ASSIGNMENT AGREEMENT
                                 "CVBERCARE.COM"



       This Agreement is effective as of May 15, 2001 ("Effective Date") by and between:

       JOONGEUN PARK, having a principal place of residence located at 5th Floor, Hanwha Building, #1, Changgyo-dong, Chung-gu, Seoul, South. Korea; and

       CYBER-CARE, INC.. ("Cyber-Care"). a corporation organized and existing under the laws of the State of Florida with its principal place of business located at 2500 Quantum Lakes Drive, Suite 1000, Boynton Beach, Florida 33426.

       WHEREAS, Joongeun Park is the owner of the domain name "CYBERCARE.COM" and any trademark rights and goodwill appurtenant thereto; and

       WHEREAS, Cyber-Care desires to obtain an assignment of the domain name "CYBERCARE.COM" and any trademark rights and goodwill appurtenant thereto;

       NOW THEREFORE, for and in consideration of the following promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

Grant.

       Joongeun Park hereby, without limitation, sells and assigns to Cyber-Care, its successor(s), assign(s), and licensee(s), Joongeun Park's entire right, title, and interest in the domain name "CYBERCARE.COM". and Joongeun Park's entire right, title, and interest in any trademark rights and the goodwill appurtenant thereto. Joongeun Park hereby assigns "CYBERCARE.CONV lice of all liens. encumbrances, and any other adverse third party claims or rights to "CYBERCARE.COM", "CYBERCARE.COM"to he held and enjoyed by Cyber-Care, its successor(s), assign(s), and licensee(s) as filly and entirely as the same would have been held and enjoyed by Joongeun Park had this agreement and sale not been made.

Payment.

       1. Cyber-Care agrees to pay and will pay to Joongeun Park shares of Cyber-Care, Inc. stock ("CYBR") equal in value to seven Thousand, eight hundred and one U.S. dollars ($7,801) as compensation for the rights, title, and interest conveyed to Cyber-Care herein.


                                  CONFIDENTIAL
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                                        Thomas, Kayden, Horstemeyer & Risley LLP


       2. The payment due herein shall be paid to:
            Joongeun Park
            5th Floor, 1-Ianwha Building. #1.
            Changgyo-dong, Chung-gu,
            Seoul, South Korea

       3. Payment will be made to Joongeun Park within three weeks of the completion of the transfer of "CYBERCARE.COM" to Cvber-Care by Joongeun Park.

       4. Joongeun Park agrees to pay and will pay to Internic one hundred percent (100%) of the cost of one hundred ninety-nine dollars ($199.00) for expediting the transfer of "CYBERCARE.COM" to Cyber-Care.

Representations and Warranties.

       JOONGEUN PARK REPRESENTS AND WARRANTS:

       1. THAT JOONGEUN PARK IS THE SOLE OWNER OF "CYBERCARE.COM"
       AND HAS THE POWER. RIGHT AND AUTHORITY TO ENTER INTO AND
       PERFORM THE OBLIGATIONS UNDER 11115 AGREEMENT; AND

       2. THAT THERE ARE NO CLAIMS OR H IREATS AGAINST THE OWNERSHIP OF "CYBERCARE.COM".

Termination.

       Upon breach of any of the terms herein, Joongeun Park agrees to return and will return all of the seven thousand, eight hundred and one U.S. dollars ($7,801) worth of Cyber-Care, Inc. shares transferred herein, without effect on the transfer of ownership rights to CyberCare.

IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be duly executed on the Effective Date.

                                                 CYBER-CARE, INC.

/s/ JOONGEUN PARK                               /s/ MICHAEL MORRELL
--------------------------                      ------------------------------
Joongeun Park                                    Michael Morrell, CEO




                                  CONFIDENT IAL
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